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                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

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                                    FORM T-1

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                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                              -------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b)(2) _____

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                             SUNTRUST BANK, ATLANTA
              (Exact name of trustee as specified in its charter)

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

25 PARK PLACE, N.E.
SUITE 1100
ATLANTA, GEORGIA                            30303                          58-0466330
(Address of principal executive offices)  (Zip Code)         (I.R.S. employer identification no.)
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                                 OLGA G. WARREN
                             SUNTRUST BANK, ATLANTA
                            58 EDGEWOOD AVENUE, N.E.
                             ATLANTA, GEORGIA 30303
                                 (404) 827-6802
           (Name, address and telephone number of agent for service)

                              -------------------

                              IRT PROPERTY COMPANY


              GEORGIA                                       58-1366611

          (State or other                                 (IRS employer
    jurisdiction of incorporation                        identification no.)
          or organization)

        200 GALLERIA PARKWAY
             SUITE 1400
          ATLANTA, GEORGIA                                    30339
(Address of principal executive offices)                    (Zip Code)

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                    Senior Debt Securities to be Registered
                      (Title of the indenture securities)

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1.       General information.

         Furnish the following information as to the trustee--

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE,
                  STATE OF GEORGIA
                  ATLANTA, GEORGIA

                  FEDERAL RESERVE BANK OF ATLANTA
                  104 MARIETTA STREET, N.W.
                  ATLANTA, GEORGIA

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C.

                  Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.


16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 333-25463.)

         (2) A copy of the certificate of authority of the trustee to commence business. (included in Exhibit 1.)

         (3) A copy of the authorization of the trustee to exercise corporate trust powers. (included in Exhibit 1.)

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         (4)      A copy of the existing by-laws of the trustee. (included in
                  Exhibit 4 to Form T-1, Registration No. 333-25463.)

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on December 31, 1997.
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                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Suntrust Bank, Atlanta, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 29th day of April, 1998.


                                       SUNTRUST BANK, ATLANTA



                                       By: /s/ Olga G. Warren
                                          ---------------------------
                                               Olga G. Warren
                                               Vice President
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                              EXHIBIT 1 TO FORM T-1



                            ARTICLES OF ASSOCIATION
                                       OF
                             SUNTRUST BANK, ATLANTA

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                              EXHIBIT 2 TO FORM T-1



                            CERTIFICATE OF AUTHORITY
                                       OF
                             SUNTRUST BANK, ATLANTA
                              TO COMMENCE BUSINESS

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                              EXHIBIT 3 TO FORM T-1



                                 AUTHORIZATION
                                       OF
                             SUNTRUST BANK, ATLANTA
                       TO EXERCISE CORPORATE TRUST POWERS

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                              EXHIBIT 4 TO FORM T-1



                                     BY-LAWS
                                       OF
                             SUNTRUST BANK, ATLANTA

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                              EXHIBIT 6 TO FORM T-1



                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Senior Debt Securities of IRT Property Company, Suntrust Bank, Atlanta hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                           SUNTRUST BANK, ATLANTA


                                           By:/s/ Olga G. Warren
                                              -------------------------------
                                                  Olga G. Warren
                                                  Vice President
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                              EXHIBIT 7 TO FORM T-1



                               REPORT OF CONDITION

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
Legal Title of Bank:  SUNTRUST BANK ATLANTA                    Call Date: 12/31/97  ST-BK: 13033  FFIEC  031
Address:              P.O. BOX 4418 CENTER 632                 Vendor ID: D         Cert #:00867    Page RC-1
City, State   Zip:    ATLANTA, GA 30302                        Transit #: 61000104
FDIC Certificate No.: 04956

CONSOLIDATED REPORT OF CONDITION FOR INSURED
COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1997

ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS. UNLESS OTHERWISE
INDICATED, REPORT THE AMOUNT OUTSTANDING AS OF THE LAST BUSINESS DAY OF THE
QUARTER.

SCHEDULE RC - BALANCE SHEET

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
                                                                                                                  ----
                                                                                                                  C400   <-
                                                                                                    ------------------
                                                                     Dollar Amounts in Thousands    RCFD  Bil Mil Thou
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
ASSETS
  1. Cash and balances due from depository institutions (from Schedule RC-A):
     a.   Noninterest-bearing balances and currency and coin(1).................................    0081    1,275,142    1.a
     b.   Interest bearing balances(2)..........................................................    0071       11,228    1.b
  2. Securities:
     a.   Held-to-maturity securities (from Schedule RC-B, column A)............................    1754            0    2.a
     b.   Available-for-sale securities (from Schedule RC-B, column D)..........................    1773    3,041,872    2.b
  3. Federal funds sold and securiites purchased under agreements to resell.....................    1350    1,464,776    3.

  4. Loans and lease financing receivables:
     a.   Loans and leases, net of unearned income (from Schedule RC-C)... RCFD 2122  10,608,129                         4.a
     b.   LESS: Allowance for loan and lease losses....................... RCFD 3123     134,063                         4.b
     c.   LESS: Allocated transfer risk reserve........................... RCFD 3128           0                         4.c
     d.   Loans and leases, net of unearned income, allowance, and reserve (item 4.a minus 4.b
          and 4.c)..............................................................................    2125   10,474,066    4.d
  5. Trading assets (from Schedule RC-D)........................................................    3545       86,555    5.
  6. Premises and fixed assets (including capitalized leases)...................................    2145      101,729    6.
  7. Other real estate owned (from Schedule RC-M)...............................................    2150        1,502    7.
  8. Investments in unconsolidated subsidiaries and associated companies (from Schedule
     RC-M)......................................................................................    2130       12,664    8.
  9. Customers' liability to this bank on acceptances outstanding...............................    2155      478,706    9.
 10. Intangible assets (from Schedule RC-M).....................................................    2143       16,754    10.
 11. Other assets (from Schedule RC-F)..........................................................    2160      144,745    11.
 12. Total assets (sum of items 1 through 11)...................................................    2170   17,109,739    12.

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(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.


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
Legal Title of Bank:  SUNTRUST BANK ATLANTA                   Call Date: 12/31/97  ST-BK: 130330   FFIEC  031
Address:              P.O. BOX 4418 CENTER 632                Vendor ID: D         Cert # 00867     Page RC-2
City, State   Zip:    ATLANTA, GA 30302                       Transit #: 61000104
FDIC Certificate No.: 04956

SCHEDULE RC -- CONTINUED

                                                             Dollar Amounts in Thousands          Bil Mil Thou
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                                                                                  RCON / RCFD
                                                                                     ----
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-E
        part I)...................................................................... RCFD 2200     6,565,195     13.a.
        (1) Noninterest-bearing(1)...........................RCFD 6631     2,594,131                              13.a.(1)
        (2) Interest-bearing.................................RCFD 6636     3,971,064                              13.a.(2)
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
        (from Schedule RC-E, part II)................................................ RCFD 2200     2,566,946     13.b.
       (1) Noninterest-bearing...............................RCFD 6631             0                              13.b.(1)
       (2) Interest-bearing..................................RCFD 6636     2,566,946                              13.b.(2)
14.  Federal funds purchased and securities sold under agreements to repurchase...... RCFD 2800     3,169,534     14.
15.  a. Demand notes issued to the U.S. Treasury..................................... RCFD 2840                   15.a.
     b. Trading liabilities (from Schedule RC-D)..................................... RCFD 3548         6,588     15.b.
16.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
     a. With a remaining maturity of one year or less...............................  RCFD 2332       614,659     16.a.
     b. With a remaining maturity of more than one year through three years.........  RCFD A547         2,521     16.b.
     c. With a remaining maturity of more than three years........................... RCFD A548             0     16.c.
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding.......................  RCFD 2920       478,706     18.
19.  Subordinated notes and debentures(2)...........................................  RCFD 3200       250,000     19.
20.  Other liabilities (from Schedule RC-G).........................................  RCFD 2930     1,113,549     20.
21.  Total liabilities (sum of items 13 through 20).................................  RCFD 2948    14,767,298     21.
22.  Not applicable
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus..................................  RCFD 3838             0      23.
24.  Common stock...................................................................  RCFD 3230        21,601      24.
25.  Surplus (exclude all surplus related to preferred stock).......................  RCFD 3839       573,406      25.
26.  a. Undivided profits and capital reserves......................................  RCFD 3632       708,207      26.a.
     b. Net unrealized holding gains (losses) on available-for-sale securities......  RCFD 8434     1,039,227      26.b.
27.  Cumulative foreign currency translation adjustments............................  RCFD 3284             0      27.
28.  Total equity capital (sum of items 23 through 27)..............................  RCFD 3210     2,342,441      28.
29.  Total liabilities  and equity capital (sum of items 21 and 28).................  RCFD 3300    17,109,739      29.

Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best
     describes the most comprehensive level of auditing work performed for the bank                   Number
                                                                                                      ------
     by independent external auditors as of any date during 1994....................  RCFD 6724         N/A       M.1



1 = Independent audit of the bank conducted in accordance          4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank          authority)
2 = Independent audit of the bank's parent holding company         5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing           auditors
    standards by a certified public accounting firm which          6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company               auditors
    (but not on the bank separately)                               7 = Other audit procedures (excluding tax preparation work)
 3 = Directors' examination of the bank conducted in               8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required
    by state chartering authority)
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(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

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